SUPPLEMENT DATED APRIL 16, 2010
TO
PROSPECTUS DATED MAY 1, 1995
for
INDIVIDUAL SINGLE PREMIUM
DEFERRED VARIABLE LIFE INSURANCE POLICY

ISSUED BY INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT
OF INDEPENDENCE LIFE AND ANNUITY COMPANY

This supplement contains information regarding changes to the investment adviser of the funds in the Columbia Funds Variable Insurance Trust.

On or about May 1, 2010, RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Columbia Funds. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC on or shortly after May 1, 2010.

Please retain this supplement with your prospectus for future reference.

Independence Life                                               4/2010